[MOTION GRAPHIC: BAR CHART SHOWING U.S. GOVERNMENT SECURITIES SAVINGS FUND AS THE HIGHEST BAR AND THEN AVERAGE BANK AS THE SMALLEST BAR]

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5.27% U.S. Government Securities Savings Fund
2.63% Average Bank Money Market Fund

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1-800-US-FUNDS * Higher Yield*Lipper's #1 Government MM Fund*Free Checkwriting

[MOTION GRAPHIC: FRANK E. HOLMES, CEO STANDING]

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Are you  looking  for a safe  haven  which  pays you more for your  money?  Then compare and discover a higher yield. The U.S. Government Securities Savings Fund, ranked America's #1 government money market fund, offers a substantially higher yield than the average bank money market fund. If you're looking for a superior yield and instant liquidity then call now 1-800-US-FUNDS. The U.S. Government Securities Savings Fund is the smart choice for you. For a free investment guide call 1-800-US-FUNDS . Please read the information carefully before you invest.

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*As of 5/28/97.  Sources: USA Today, IBC's Money Fund Report.  Lipper Analytical
Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the one- and five-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively. Like all other mutual funds, the Fund is neither sponsored nor guaranteed by the U.S. Government, neither a deposit of nor endorsed by any bank and neither insured by the FDIC nor any other agency. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. The Advisor of the Fund has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until 6/30/97, or until such later date as the Advisor determines. In accordance
with  SEC   guidelines,   capital  gains  or  losses  are  excluded  from  yield
calculations. The Fund's Advisor subsidized certain Fund expenses, enchancing the yield. Free checking for checks with a minimum amount of $500. For a free prospectus containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Please read the prospectus carefully before investing. Past performance is no guarantee of future results.